UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2019
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Capital Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 26, 2019, Centennial Resource Production, LLC (“CRP”), a subsidiary of Centennial Resource Development, Inc. (the “Company”), entered into that certain First Amendment to the Second Amended and Restated Credit Agreement (the “First Amendment”), which amended the Second Amended and Restated Credit Agreement, dated as of May 4, 2018, among CRP, each of the lenders and guarantors from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”).
The First Amendment increased the borrowing base from $1.0 billion to $1.2 billion. The First Amendment also decreased the interest rates applicable to borrowings made by CRP under the revolving credit facility, as follows: (a) for LIBOR loans, the applicable margin was reduced from a range of 150 to 250 basis points to 125 to 225 basis points, and (b) for base rate loans, the applicable margin was reduced from a range of 50 to 150 basis points to a range of 25 to 125 basis points, in each case depending on the percentage of the borrowing base utilized (collectively, the “Rate Reductions”). Pursuant to the First Amendment, the Rate Reductions will apply as long as the leverage ratio, which is the ratio of Total Funded Debt (as defined in the Credit Agreement) to consolidated EBITDAX (as defined in the Credit Agreement), for a rolling four fiscal quarter period is less than or equal to 3.0 to 1.0.
The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, at the 2019 Annual Meeting (defined below), the Company’s stockholders approved and adopted amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) to replace the plurality voting standard with a majority voting standard for uncontested director elections. The plurality voting standard will continue to apply in contested director elections. The Company’s stockholders also approved and adopted amendments to the Charter to eliminate provisions relating to the Company’s prior capital structure and the initial business combination that are no longer applicable to the Company or its stockholders. These amendments became effective on May 1, 2019 and are reflected in the Third Amended and Restated Certificate of Incorporation (the “Third A&R Charter”) and the Second Amended and Restated Bylaws (the “Second A&R Bylaws”).
The foregoing description of the amendments to the Charter and Bylaws is qualified in its entirety by reference to the full text of the Third A&R Charter and the Second A&R Bylaws, copies of which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders of the Company was held on May 1, 2019 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected three Class III directors to the Company’s Board of Directors (the “Board”) to serve for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2022 and until his successor is duly elected and qualified; (ii) approved, by a non-binding advisory vote, the Company’s named executive officer compensation; (iii) approved the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan; (iv) approved and adopted amendments to the Charter and the Bylaws to implement a majority voting standard in uncontested director elections; (v) approved and adopted amendments to the Charter to eliminate provisions relating to the Company’s prior capital structure and the initial business combination that are no longer applicable to the Company or its stockholders; and (vi) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results for each proposal were as follows:
1. To elect the three Class III directors to the Board:

	For	Withheld	Broker Non-Votes
Mark G. Papa ...................................................	235,933,445	21,074,860	6,373,502
David M. Leuschen...........................................	229,909,751	27,098,554	6,373,502
Pierre F. Lapeyre Jr...........................................	228,768,118	28,240,187	6,373,502
2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
255,805,440	870,607	332,258	6,373,502
3. To approve the adoption of the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
256,816,009	160,003	32,293	6,373,502
4. To approve and adopt amendments to the Charter and Bylaws to implement a majority voting standard in uncontested director elections:

For	Against	Abstain	Broker Non-Votes
256,943,720	31,389	33,196	6,373,502
5. To approve and adopt amendments to the Charter to eliminate provisions relating to the Company’s prior capital structure and the initial business combination that are no longer applicable to the Company or its stockholders:

For	Against	Abstain	Broker Non-Votes
256,977,248	18,839	12,218	6,373,502
6. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
263,275,528	54,736	51,543

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Centennial Resource Development, Inc.
3.2	Second Amended and Restated Bylaws of Centennial Resource Development, Inc.
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated as of April 26, 2019, among Centennial Resource Production, LLC, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	May 1, 2019